                                                                   Exhibit 10.58


                             SUPPLEMENTAL INDENTURE

         SUPPLEMENTAL INDENTURE (this "SUPPLEMENTAL INDENTURE"), dated as of October 16, 2003 among JBI Holdings Limited (the "ADDITIONAL SUBSIDIARY GUARANTOR"), a corporation organized under the laws of England and Wales and a subsidiary of Jacuzzi Brands, Inc., a Delaware corporation (or its permitted successor) (the "COMPANY"), the other Subsidiary Guarantors (the "EXISTING SUBSIDIARY GUARANTORS") and Wilmington Trust Company, a Delaware corporation, not in its individual capacity but solely as trustee under the Indenture (the "TRUSTEE").

                              W I T N E S S E T H :

         WHEREAS, the Company and the Subsidiary Guarantors have heretofore executed and delivered to the Trustee an Indenture (the "INDENTURE"), dated as of July 15, 2003, providing for the issuance of 9?% Senior Secured Notes due 2010 (the "SECURITIES");

         WHEREAS, Section 5.01(b) of the Indenture provides that under certain circumstances the Company will cause the Additional Subsidiary Guarantor to execute and deliver to the Trustee a Guaranty Agreement pursuant to which the Additional Subsidiary Guarantor will Guarantee payment of the Securities on the same terms and conditions as those set forth in Article 10 of the Indenture; and

         WHEREAS, pursuant to Section 9.01(5) of the Indenture, the Trustee, the Company and the Existing Subsidiary Guarantors are authorized to execute and deliver this Supplemental Indenture.

         NOW THEREFORE, in consideration of the foregoing and for good and valuable consideration, the receipt of which is hereby acknowledged, the Company, the Additional Subsidiary Guarantor, the Existing Subsidiary Guarantors and the Trustee mutually covenant and agree for the equal and ratable benefit of the Holders of the Securities as follows:

         SECTION 1. CAPITALIZED TERMS. Capitalized terms used herein but not defined shall have the meanings assigned to them in the Indenture.

         SECTION 2. GUARANTIES. (a) The Additional Subsidiary Guarantor hereby agrees, jointly and severally with all other Subsidiary Guarantors, to guarantee the Issuers' obligations under the Securities on the terms and subject to the conditions set forth in Article 10 of the Indenture and to be bound by all other applicable provisions of the Indenture (including Article 11).

         (b) If, in connection with any payment made under or with respect to the Subsidiary Guaranty of the Additional Subsidiary Guarantor, the Additional Subsidiary Guarantor is required to withhold or deduct any amount for or on




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account of any present or future tax, duty, levy, impost, assessment or other governmental charge (including penalties, interest and other liabilities related thereto) (hereinafter "TAXES") imposed or levied by or on behalf of the government of the United Kingdom or any political subdivision or any authority or agency therein or thereof having power to tax, or within any other jurisdiction in which the Additional Subsidiary Guarantor is organized or is otherwise resident for tax purposes or any jurisdiction from or through which payment is made (each a "RELEVANT TAXING JURISDICTION"), such Additional Subsidiary Guarantor will be required to pay such additional amounts ("ADDITIONAL AMOUNTS") as may be necessary so that the net amount received by Holders (including Additional Amounts) after such withholding or deduction will not be less than the amount the Holders would have received if such Taxes had not been withheld or deducted; PROVIDED, HOWEVER, that no Additional Amounts will be payable with respect to a payment made to a Holder which is subject to Taxes by reason of its being connected with the Relevant Taxing Jurisdiction (other than by the mere ownership or holding of Securities outside the United Kingdom or the receipt of payments in respect of the Subsidiary Guaranty of the Additional Subsidiary Guarantor).

         (c) Upon request, the Additional Subsidiary Guarantor shall provide the Trustee with official receipts or other documentation satisfactory to the Trustee evidencing the payment of the Taxes with respect to which Additional Amounts are paid.

         SECTION 3. RATIFICATION OF INDENTURE; SUPPLEMENTAL INDENTURES PART OF INDENTURE. Except as expressly amended hereby, the Indenture is in all respects ratified and confirmed and all the terms, conditions and provisions thereof shall remain in full force and effect. This Supplemental Indenture shall form a part of the Indenture for all purposes, and every holder of Securities heretofore or hereafter authenticated and delivered shall be bound hereby.

         SECTION 4. GOVERNING LAW. THIS SUPPLEMENTAL INDENTURE SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.

         SECTION 5. TRUSTEE MAKES NO REPRESENTATION. The Trustee makes no representation as to the validity or sufficiency of this Supplemental Indenture.

         SECTION 6. COUNTERPARTS. The parties may sign any number of copies of this Supplemental Indenture. Each signed copy shall be an original, but all of them together represent the same agreement.

         SECTION 7. EFFECT OF HEADINGS. The Section headings herein are for convenience only and shall not effect the construction of this Supplemental Indenture.

         IN WITNESS WHEREOF, the parties have caused this Supplemental Indenture to be duly executed as of the date first written above.

                                       JACUZZI BRANDS, INC.



                                       By:  /s/ Steven C. Barre
                                           -------------------------------------
                                           Name:
                                           Title: Sr. Vice President,
                                                  General Counsel & Secretary



                                       EACH OF THE SUBSIDIARY GUARANTORS LISTED
                                          ON SCHEDULE A HERETO



                                       By:  /s/ Steven C. Barre
                                           -------------------------------------
                                           Name:
                                           Title: Vice President &
                                                  Asst. Secretary



                                       EXECUTED AS A DEED AND DELIVERED BY:

                                       JBI HOLDINGS LIMITED



                                       By:  /s/ Jeffrey B. Park
                                           -------------------------------------
                                           Name:
                                           Title: Director



                                       By:  /s/ Steven C. Barre
                                           -------------------------------------
                                           Name:
                                           Title: Director/Secretary


                                       WILMINGTON TRUST COMPANY,
                                            not in its individual capacity but
                                            solely as Trustee



                                       By: /s/ Bruce L. Bisson
                                           -------------------------------------
                                           Name:
                                           Title: Vice President

                                                                      SCHEDULE A


                              SUBSIDIARY GUARANTORS

Asteria Company
Bathcraft, Inc.
Baylis Brothers Inc.
Bruckner Manufacturing Corp.
Carlsbad Corp.
Compax Corp.
Eljer Industries, Inc.
Eljer Plumbingware, Inc.
Environmental Energy Company
Gary Concrete Products, Inc.
Gatsby Spas, Inc.
HL Capital Corp.
Jacuzzi Inc.
Jacuzzi Whirlpool Bath, Inc.
JUSI Holdings, Inc.
KLI, Inc.
Krikles Canada U.S.A., Inc.
Krikles Europe U.S.A., Inc.
Krikles, Inc.
Lokelani Development Corporation
Luxor Industries, Inc.
Maili Kai Land Development Corporation
Mobilite, Inc.
Nissen Universal Holdings Inc.
Outdoor Products, LLC
PH Property Development Company
PLC Realty Inc.
Redmont, Inc.
Rexair Holdings, Inc.
Rexair, Inc.
Sanitary-Dash Manufacturing Co.
SH1 Inc.
Strategic Capital Management, Inc.
Strategic Membership Company
Streamwood Corporation
Sundance Spas, Inc.
TA Liquidation Corp.
Trimfoot Co.
TT Liquidation Corp.
UGE Liquidation Inc.

USI American Holdings, Inc.
USI Atlantic Corp.
USI Capital, Inc.
USI Funding, Inc.
USI Global Corp.
USI Properties, Inc.
USI Realty Corp.
Zurco, Inc.
Zurn (Cayman Islands), Inc.
Zurn Constructors, Inc.
Zurn EPC Services, Inc.
Zurn Industries, Inc.
Zurn PEX, Inc. (formerly United States Brass Corporation)
Zurnacq of California Inc.





                                      A-2